POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that
the undersigned, Janet L. Robinson,
an Executive of
The New York Times Company
(the Company), hereby
constitutes and appoints each of
Kenneth A. Richieri
and Diane Brayton
and each of them acting
individually, her true and lawful
attorneys-in-fact to:

1. execute and file for and
on behalf of the undersigned a
Form ID, and any amendments
thereto, in order to obtain
access codes necessary to make
electronic filings with the
United States Securities and
Exchange Commission (the "SEC");

2. execute for and on
behalf of the undersigned
Forms 3, 4 and 5 relating
to the Company's Class A
Common Stock, in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 (the
Exchange Act) and
the rules thereunder;

3. do and perform any and all
acts for and on behalf of the
undersigned which may be necessary
or desirable to complete the
execution of any such Form
3, 4 or 5 and the timely filing
of such form with the SEC and
any other authority, including
the New York Stock Exchange; and

4. take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney-in-fact, may be of
benefit to, in the best interest of,
or legally required by, the
undersigned, it being understood that
the documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power of
Attorney shall be in such form
and shall contain such terms and
conditions as such attorney-in-fact
may approve in his or her discretion.

The undersigned hereby grants to each
such attorney in-fact full power and
authority to do and perform all and
every act and thing whatsoever
requisite, necessary and proper to be
done in the exercise of any of the
rights and powers herein granted,
as fully to all intents and purposes
as such attorney-in-fact might or
could do if personally present, with
full power of substitution or
revocation, hereby ratifying and
confirming that such attorney-in-fact,
or his or her substitute or substitutes,
shall lawfully do or cause to be done
by virtue of this power of attorney
and the rights and powers herein
granted.  The undersigned
acknowledges that the foregoing
attorneys-in-fact, in serving in
such capacity at the request of the
undersigned, are not
assuming any of the undersigned's
responsibilities to comply with
Section 16 of the Exchange Act.

This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required
to file Forms 3, 4, and 5 with respect
to the undersigned's holdings of and
transactions in securities issued
by the Company, unless earlier revoked
by the undersigned in a signed writing
delivered to the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned
caused this Power of Attorney to be
executed as of this 9th day of
March, 2009.

s/Janet L. Robinson
Janet L. Robinson